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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): January 14, 2003



                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395



              Maryland                                      31-0387920

  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                      Identification No.)




                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)


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Item 5.     Other

On January 14, 2003, the Company issued a press release announcing fourth-quarter charges for real estate consolidation and restructuring, asset impairment and pension liabilities, and updating fourth quarter 2002 earnings expectations and providing initial earnings guidance for 2003. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 7.     Financial Statements and Exhibits

The following exhibit is filed herewith:

99.1        Press Release dated January 14, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NCR CORPORATION

Date: January 14, 2003                        By:  /s/  Earl Shanks
                                              -----------------------------

                                              Senior Vice President
                                              and Chief Financial Officer